Exhibit 24.1

                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ Larry D. Geske






                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ Dean South






                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ George Ruff






                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ Ian B. Davidson





                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ G. Montgomery Mitchell






                          POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Larry D. Geske and John C. Allen, or either of them, attorney for the undersigned and in the name of and on behalf of the undersigned to sign Registration Statements on Form S-8 to be filed by Energy West Incorporated, together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Energy West Incorporated Deferred Compensation Plan for Directors, with full power and authority in either of said attorneys to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


                 Executed this 4 day of August, 1997.

                 /s/ Thomas N. McGowen, Jr.